UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/16

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Fund Incorporated

SEMIANNUAL REPORT June 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

The Dreyfus Fund Incorporated	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2016 through June 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence over the first half of 2016 when global economic challenges fueled dramatic swings in market sentiment. At the start of the year, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

Investor sentiment subsequently rebounded when U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices improved. Stocks rallied strongly during the spring, recouping earlier losses, and bonds continued to benefit from robust investor demand. Still, by June, uncertainty continued to dominate the capital markets amid worries about Great Britain’s exit from the European Union and disappointing job growth in the United States.

We remain encouraged by the resilience of the stock and bond markets, but we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the second half of 2016. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through June 30, 2016, as provided by Elizabeth Slover, David Sealy, Leigh Todd, and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2016, The Dreyfus Fund Incorporated produced a total return of 1.67%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, provided a total return of 3.82% for the same period.2

U.S. equities achieved modest gains amid heightened market volatility stemming from a variety of global and domestic economic concerns. The fund lagged its benchmark, largely due to underweighted exposure to some of the higher-yielding industry groups that led the S&P 500 Index’s rise.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies. The fund may invest up to 20% of its assets in foreign securities. In choosing stocks, we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Economic Uncertainties Roiled Equity Markets

Equity markets declined sharply early in 2016 in the face of deteriorating oil prices, disappointing U.S. GDP growth, renewed instability among Chinese equities, and a recent increase in short-term U.S. interest rates. Investors sought safety in traditionally defensive and higher-yielding areas of the market, a trend that was reinforced when Federal Reserve Board (the “Fed”) Chair Janet Yellen warned that global market turbulence could undermine U.S. economic growth.

Stocks recovered from mid-February through late April, spurred by rising commodity prices, accommodative fiscal policies from central banks in Europe and Asia, and indications that the Fed would delay additional U.S. rate hikes. However, concerns that the United Kingdom might leave the European Union (EU) began to unsettle investors in May. The late June vote to leave the EU prompted a brief-but-sharp decline in equity prices, with the subsequent recovery concentrated among the more defensive and higher-yielding areas of the market, such as the telecommunication services and utilities sectors, while more economically sensitive stocks and most financial companies lagged market averages.

Flight to Safety Undermined Fund Performance

In light of their high valuations, the fund invested in few of the richly priced, high-yielding stocks favored by prevailing market sentiment. In the financials sector, the fund avoided high-flying real estate investment trusts (REITs), focusing instead on capital markets companies, such as Morgan Stanley and Goldman Sachs, and consumer finance providers, such as Synchrony Financial. Likewise, underweighted exposure to telecommunication services and utilities stocks hampered returns compared to the benchmark. In the consumer staples sector, the fund avoided high-yielding tobacco stocks, a group that fared well despite dubious long-term industry prospects. Our most disappointing holding in the consumer staples sector, food manufacturer Mondelez International, paid a relatively modest dividend and was not viewed as a takeover candidate like some of the company’s competitors. In the energy sector, the fund emphasized high-quality companies, such as equipment-and-services provider

DISCUSSION OF FUND PERFORMANCE (continued)

Schlumberger and exploration-and-production companies EOG Resources and Occidental Petroleum, rather than more volatile investments highly leveraged to the price of oil.

On a more positive note, the fund outperformed its benchmark in the health care sector, bolstered by relatively strong-performing holdings such as biotechnology developer AbbVie, pharmaceutical giants Bristol-Myers Squibb and Pfizer, and medical equipment and supply companies Boston Scientific and Medtronic. In the consumer discretionary sector, the fund’s favorable relative performance was led by specialty retailer Ulta Salon Cosmetics & Fragrance and online retailer Amazon.com, both of which demonstrated strong sales and revenue growth. In the industrials sector, the fund avoided airlines, which struggled with rising oil prices, focusing instead on railroads, such as Union Pacific, which generated better returns. Another top performer, database software developer Oracle, gained value as the company migrated toward cloud-based services.

Emphasizing Stock Selection

As we look toward the second half of the year, we remain confident in the resiliency of the U.S. economy, which continues to grow, albeit at a more measured pace. Bright spots include solid employment, housing strength, and stabilizing oil prices, which has reduced the strength of the dollar. In addition, manufacturing may be poised for a pickup as the ISM Manufacturing Index has steadily risen from 48.2 in January to 53.2 in June (a measure above 50 signals expansion). Comments by Federal Reserve Chair Janet Yellen have made it clear that she is also focused on weaker international growth, which would imply the Fed is reluctant to raise rates again, weakening the likelihood of a rate increase this year. While corporate earnings remain challenged in terms of growth, most U.S. companies are on a solid financial footing. If oil remains stable and the dollar strength fades, that could reduce a meaningful headwind. We believe overall corporate growth challenges present an opportunity to identify and benefit from those companies that have unique or well-positioned businesses that can grow in the face of overall weaker global growth. In this scenario, stock dispersion is likely to grow wider, emphasizing the importance of stock selection in the face of growing global headwinds.

July 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2016 to June 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2016

Expenses paid per $1,000†	$3.81
Ending value (after expenses)	$1,016.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2016

Expenses paid per $1,000†	$3.82
Ending value (after expenses)	$1,021.08

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2016 (Unaudited)

Common Stocks - 98.1%	Shares		Value ($)
Banks - 4.1%
U.S. Bancorp	480,459		19,376,912
Wells Fargo & Co.	765,330		36,223,069
			55,599,981
Capital Goods - 8.5%
Danaher	281,524		28,433,924
Honeywell International	256,180		29,798,858
Raytheon	220,269		29,945,571
United Technologies	274,060		28,104,853
			116,283,206
Consumer Services - 2.1%
McDonald's	242,628		29,197,854
Diversified Financials - 6.4%
BlackRock	90,396		30,963,342
Intercontinental Exchange	134,035		34,307,599
Synchrony Financial	861,538	[a]	21,779,681
			87,050,622
Energy - 8.2%
EOG Resources	404,563		33,748,646
Occidental Petroleum	516,337		39,014,424
Schlumberger	496,016		39,224,945
			111,988,015
Exchange-Traded Funds - 2.0%
SPDR S&P 500 ETF Trust	129,028		27,028,785
Food & Staples Retailing - 1.5%
Costco Wholesale	132,207		20,761,787
Food, Beverage & Tobacco - 7.3%
Coca-Cola	766,861		34,761,809
Molson Coors Brewing, Cl. B	189,484		19,162,517
Mondelez International, Cl. A	240,227		10,932,731
PepsiCo	326,097		34,546,716
			99,403,773
Health Care Equipment & Services - 10.8%
Abbott Laboratories	631,510		24,824,658
Boston Scientific	1,330,386	[a]	31,091,121
Cardinal Health	212,038		16,541,084
DENTSPLY SIRONA	251,348		15,593,630
Medtronic	388,472		33,707,715

Common Stocks - 98.1% (continued)	Shares		Value ($)
Health Care Equipment & Services - 10.8% (continued)
UnitedHealth Group	183,839		25,958,067
			147,716,275
Household & Personal Products - 1.6%
Estee Lauder, Cl. A	236,668		21,541,521
Insurance - 3.6%
Arch Capital Group	332,937	[a]	23,971,464
Hartford Financial Services Group	573,137		25,435,820
			49,407,284
Materials - 4.0%
Dow Chemical	370,537		18,419,394
Praxair	145,387		16,340,045
Vulcan Materials	167,749		20,190,270
			54,949,709
Media - 3.1%
CBS, Cl. B	353,710		19,255,972
Charter Communications, Cl. A	102,008	[a]	23,323,109
			42,579,081
Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
Bristol-Myers Squibb	469,187		34,508,704
Pfizer	1,159,152		40,813,742
			75,322,446
Retailing - 6.7%
Amazon.com	68,697	[a]	49,160,947
Home Depot	136,642		17,447,817
Ulta Salon Cosmetics & Fragrance	103,793	[a]	25,288,127
			91,896,891
Semiconductors & Semiconductor Equipment - 3.6%
Broadcom	154,199		23,962,525
Texas Instruments	392,813		24,609,734
			48,572,259
Software & Services - 13.3%
Alphabet, Cl. A	33,340	[a]	23,455,690
Alphabet, Cl. C	44,694	[a]	30,932,717
Facebook, Cl. A	394,637	[a]	45,099,116
MasterCard, Cl. A	324,791		28,601,096
Oracle	730,741		29,909,229
salesforce.com	296,137	[a]	23,516,239
			181,514,087

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.1% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 2.0%
Cisco Systems	957,405		27,467,950
Transportation - 2.0%
Union Pacific	313,429		27,346,680
Utilities - 1.8%
NextEra Energy	184,444		24,051,498
Total Common Stocks (cost $1,085,148,592)			1,339,679,704
Other Investment - 3.3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $44,292,137)	44,292,137	[b]	44,292,137
Total Investments (cost $1,129,440,729)	101.4%		1,383,971,841
Liabilities, Less Cash and Receivables	(1.4%)		(18,523,405)
Net Assets	100.0%		1,365,448,436

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	13.3
Health Care Equipment & Services	10.8
Capital Goods	8.5
Energy	8.2
Food, Beverage & Tobacco	7.3
Retailing	6.7
Diversified Financials	6.4
Pharmaceuticals, Biotechnology & Life Sciences	5.5
Banks	4.1
Materials	4.0
Insurance	3.6
Semiconductors & Semiconductor Equipment	3.6
Money Market Investments	3.3
Media	3.1
Consumer Services	2.1
Exchange-Traded Funds	2.0
Transportation	2.0
Technology Hardware & Equipment	2.0
Utilities	1.8
Household & Personal Products	1.6
Food & Staples Retailing	1.5
101.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,085,148,592	1,339,679,704
Affiliated issuers	44,292,137	44,292,137
Receivable for investment securities sold		19,080,066
Dividends and securities lending income receivable		1,800,053
Receivable for shares of Common Stock subscribed		10,544
Prepaid expenses		37,629
		1,404,900,133
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		831,431
Cash overdraft due to Custodian		320,768
Payable for investment securities purchased		37,412,283
Payable for shares of Common Stock redeemed		718,512
Accrued expenses		168,703
		39,451,697
Net Assets ($)		1,365,448,436
Composition of Net Assets ($):
Paid-in capital		1,103,332,128
Accumulated undistributed investment income—net		1,373,530
Accumulated net realized gain (loss) on investments		6,211,666
Accumulated net unrealized appreciation (depreciation) on investments		254,531,112
Net Assets ($)		1,365,448,436
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		126,455,648
Net Asset Value Per Share ($)		10.80

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	12,290,945
Affiliated issuers	30,827
Income from securities lending—Note 1(b)	13,901
Total Income	12,335,673
Expenses:
Management fee—Note 3(a)	4,369,653
Shareholder servicing costs—Note 3(b)	362,235
Directors’ fees and expenses—Note 3(c)	181,269
Professional fees	52,011
Prospectus and shareholders’ reports	49,452
Custodian fees—Note 3(b)	40,881
Registration fees	15,018
Loan commitment fees—Note 2	10,184
Interest expense—Note 2	1,060
Miscellaneous	12,161
Total Expenses	5,093,924
Less—reduction in fees due to earnings credits—Note 3(b)	(7,414)
Net Expenses	5,086,510
Investment Income—Net	7,249,163
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,180,732
Net unrealized appreciation (depreciation) on investments	2,452,559
Net Realized and Unrealized Gain (Loss) on Investments	9,633,291
Net Increase in Net Assets Resulting from Operations	16,882,454

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations ($):
Investment income—net	7,249,163	11,218,234
Net realized gain (loss) on investments	7,180,732	138,322,760
Net unrealized appreciation (depreciation) on investments	2,452,559	(118,259,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,882,454	31,281,938
Dividends to Shareholders from ($):
Investment income—net	(7,264,446)	(11,171,133)
Net realized gain on investments	-	(139,596,354)
Total Dividends	(7,264,446)	(150,767,487)
Capital Stock Transactions ($):
Net proceeds from shares sold	19,451,123	91,519,369
Dividends reinvested	6,586,549	139,238,248
Cost of shares redeemed	(124,432,827)	(176,554,605)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(98,395,155)	54,203,012
Total Increase (Decrease) in Net Assets	(88,777,147)	(65,282,537)
Net Assets ($):
Beginning of Period	1,454,225,583	1,519,508,120
End of Period	1,365,448,436	1,454,225,583
Undistributed investment income—net	1,373,530	1,388,813
Capital Share Transactions (Shares):
Shares sold	1,882,998	7,813,618
Shares issued for dividends reinvested	618,486	12,784,155
Shares redeemed	(12,205,852)	(15,051,661)
Net Increase (Decrease) in Shares Outstanding	(9,704,368)	5,546,112

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2016		Year Ended December 31,
(Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.68	11.63	11.89	9.80	8.44	8.99
Investment Operations:
Investment income—net[a]	.06	.09	.07	.10	.12	.10
Net realized and unrealized gain (loss) on investments	.12	.16	1.05	3.04	1.36	(.55)
Total from Investment Operations	.18	.25	1.12	3.14	1.48	(.45)
Distributions:
Dividends from investment income—net	(.06)	(.09)	(.07)	(.10)	(.12)	(.10)
Dividends from net realized gain on investments	—	(1.11)	(1.31)	(.95)	—	—
Total Distributions	(.06)	(1.20)	(1.38)	(1.05)	(.12)	(.10)
Net asset value, end of period	10.80	10.68	11.63	11.89	9.80	8.44
Total Return (%)	1.67[b]	2.08	9.47	32.33	17.58	(5.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.75	.75	.74	.75	.77
Ratio of net expenses to average net assets	.76[c]	.75	.75	.74	.75	.77
Ratio of net investment income to average net assets	1.08[c]	.76	.61	.85	1.30	1.11
Portfolio Turnover Rate	32.15[b]	55.82	44.19	72.91	56.38	67.60
Net Assets, end of period ($ x 1,000)	1,365,448	1,454,226	1,519,508	1,478,073	1,010,371	940,107

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositery Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	1,288,688,394	-	-	1,288,688,394
Equity Securities—Foreign Common Stocks†	23,962,525	-	-	23,962,525
Exchange-Traded Funds	27,028,785	-	-	27,028,785
Mutual Funds	44,292,137	-	-	44,292,137

† See Statement of Investments for additional detailed categorizations.

At June 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2016, The Bank of New York Mellon earned $4,614 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 6/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	-	72,351,477	72,351,477	-	-
Dreyfus Institutional Preferred Plus Money Market Fund	2,886,854	155,877,237	114,471,954	44,292,137	3.3
Total	2,886,854	228,228,714	186,823,431	44,292,137	3.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows: ordinary income $14,076,989 and long-term capital gains $136,690,498. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2016 was approximately $155,500 with a related weighted average annualized interest rate of 1.37%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended June 30, 2016 was .65%.

The Agreement also provides for an expense reimbursement from Dreyfus should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended June 30, 2016, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2016, the fund was charged $188,033 for transfer agency services and $15,880 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7,414.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2016, the fund was charged $40,881 pursuant to the custody agreement.

During the period ended June 30, 2016, the fund was charged $4,812 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $741,112, custodian fees $27,990, Chief Compliance Officer fees $4,812 and transfer agency fees $57,517.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2016, amounted to $433,513,392 and $554,621,868, respectively.

At June 30, 2016, accumulated net unrealized appreciation on investments was $254,531,112, consisting of $269,571,015 gross unrealized appreciation and $15,039,903 gross unrealized depreciation.

At June 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

The Dreyfus Fund Incorporated

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DREVX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0026SA0616

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    August 29, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 29, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)